EXHIBIT 21


THE BLACK & DECKER CORPORATION AND SUBSIDIARIES

LIST OF SUBSIDIARIES





Listed below are the subsidiaries of The Black & Decker
Corporation, all of which are either directly or indirectly 100% owned as of December 31, 1994, except as otherwise noted. Names of certain inactive, liquidated, or minor subsidiaries have been omitted.


	Black & Decker Inc.                       UNITED STATES
	Black & Decker (U.S.) Inc.                UNITED STATES
	Black & Decker Funding Corporation        UNITED STATES
	Black & Decker Group Inc.                 UNITED STATES
	Black & Decker Holdings Inc.              UNITED STATES
	Black & Decker Investment Company         UNITED STATES
	Black & Decker (Ireland) Inc.             UNITED STATES
	Black & Decker India Inc.                 UNITED STATES
	Black & Decker Investments
	  (Australia) Limited                     UNITED STATES
	Black & Decker (Puerto Rico) Inc.         UNITED STATES
	Corbin Co.                                UNITED STATES
	Emhart Corporation                        UNITED STATES
	Emhart Credit Corporation                 UNITED STATES
	Emhart Far East Corporation               UNITED STATES
	Emhart Glass Machinery Investments Inc.   UNITED STATES
	Emhart Glass Machinery (U.S.) Inc.        UNITED STATES
	Emhart Glass Research, Inc.               UNITED STATES
	Emhart Inc.                               UNITED STATES
	Emhart Industries, Inc.                   UNITED STATES
	Kwikset Corporation                       UNITED STATES
	Openware, Inc.                            UNITED STATES
	Price Pfister, Inc.                       UNITED STATES
	PRC Advanced Sytems Inc.                  UNITED STATES
	PRC Inc.                                  UNITED STATES
	PRC Investments, Inc.                     UNITED STATES
	PRC Public Sector, Inc.                   UNITED STATES
	PRC Technology Services 1
	  of Virginia, Inc.                       UNITED STATES
	PRC Technology Services 2, Inc.           UNITED STATES
	PRC Technology Solutions, Inc.            UNITED STATE



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	PRC Realty Systems, Inc.                  UNITED STATES
	PRC Commercial Systems, Inc.              UNITED STATES
	PRC Engineering Systems, Inc.             UNITED STATES
	PRC Environmental Management, Inc.        UNITED STATES
	Planning Research Corporation
	  International, Ltd.                     UNITED STATES
	Shenandoah Insurance, Inc.                UNITED STATES
	True Temper Sports, Inc.                  UNITED STATES
	Black & Decker (Argentina) S.A.           ARGENTINA
	Black & Decker (Australasia) Pty. Ltd.    AUSTRALIA
	Black & Decker Distribution Pty. Ltd.     AUSTRALIA
	Black & Decker Finance (Australia) Ltd.   AUSTRALIA
	Black & Decker Holdings
	  (Australia) Pty. Ltd.                   AUSTRALIA
	Black & Decker Investments
	  (Australia) Limited                     AUSTRALIA
	Dereham Pty. Ltd.                         AUSTRALIA
	Emhart Australia Pty. Ltd.                AUSTRALIA
	PRC International Pty. Ltd.               AUSTRALIA
	Black & Decker Werkzeuge
	  Vertriebs-Gesellschaft m.b.H.           AUSTRIA
	DOM Sicherheitstechnik G.m.b.H.           AUSTRIA
	Black & Decker (Belgium) N.V.             BELGIUM
	B&D Eletrodomesticos Ltda.                BRAZIL
	Black & Decker Canada Inc.                CANADA
	Black & Decker Holdings (Canada) Inc.     CANADA
	Black & Decker Cono Sur, S.A.             CHILE
	Maquinas y Herramientas
	  Black & Decker de Chile S.A.            CHILE
	Black & Decker de Colombia S.A.           COLOMBIA
	B&D de Costa Rica, S.A.                   COSTA RICA
	Elu Maskiner A/S                          DENMARK
	Harttung Fasteners A/S                    DENMARK
	Black & Decker de El Salvador,
	   S.A. de C.V.                           EL SALVADOR
	Black & Decker Oy                         FINLAND
	Black & Decker Finance S.A.R.L.           FRANCE
	Black & Decker (France) S.A.R.L.          FRANCE
	DOM S.A.R.L.                              FRANCE
	Emhart S.A.                               FRANCE
	BAND Aussenhandel G.m.b.H.                GERMANY
	B. B. W. Bayrische Bohrerwerke G.m.b.H.   GERMANY
	Black & Decker G.m.b.H.                   GERMANY
	DOM Sicherheitstechnik G.m.b.H.           GERMANY
	DOM Sicherheitstechnik G.m.b.H. & Co. KG  GERMANY
	Emhart Deutschland G.m.b.H. & Co. OHG     GERMAN



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	Emhart Deutschland G.m.b.H.               GERMANY
	Tucker G.m.b.H.                           GERMANY
	Black & Decker (HELLAS) S.A.              GREECE
	Black & Decker Hong Kong Limited          HONG KONG
	Emhart Asia Limited                       HONG KONG
	Far East Power Equipment Ltd.             HONG KONG
*	Baltimore Financial Services Company      IRELAND
	Belco Investments Company                 IRELAND
	Black & Decker Capital (Denmark) Company  IRELAND
	Black & Decker (Ireland)                  IRELAND
	Black & Decker Italia S.P.A.              ITALY
	Emhart S.r.l.                             ITALY
	Tatry Officina Meccanica S.r.l.           ITALY
	Fasteners & Tools, Ltd.                   JAPAN
	Nippon Pop Rivets & Fasteners Ltd.        JAPAN
	Black & Decker (Overseas) A.G.            LIECHTENSTEIN
	Black & Decker Luxembourg S.A.            LUXEMBOURG
	Black & Decker Asia Pacific
	  (Malaysia) Sdn. Bhd.                    MALAYSIA
	Black & Decker (Malaysia) Sdn. Bhd.       MALAYSIA
	Black & Decker, S.A. de C.V.              MEXICO
	Price-Pfister de Mexico, S.A. de C.V.     MEXICO
	Nemef B.V.                                NETHERLANDS
	Black & Decker (Nederland) B.V.           NETHERLANDS
	Black & Decker
	  International Holdings B.V.             NETHERLANDS
	Black & Decker (New Zealand) Limited      NEW ZEALAND
	Black & Decker (Norge) A/S                NORWAY
	Sjong Fasteners A/S                       NORWAY
	Black & Decker de Panama, S.A.            PANAMA
	Black & Decker International Corporation  PANAMA
	Black & Decker (Panama) Investments S.A.  PANAMA
	Black & Decker Asia Pacific Pte. Ltd.     SINGAPORE
	Black & Decker Iberica S.C.A.             SPAIN
	Sistemas de Fijacion Tucker, S.A.         SPAIN
	Aktiebolaget Sundsvalls Verkstader        SWEDEN
	Black & Decker Aktiebolag                 SWEDEN
	Emhart Sweden Aktiebolag                  SWEDEN
	Emhart Sweden Holdings Aktiebolag         SWEDEN
	Emhart Teknik Akteibolag                  SWEDEN
	DOM AG Sicherheitstechnik                 SWITZERLAND
	Black & Decker (Switzerland) S.A.         SWITZERLAND
	Emhart Glass SA                           SWITZERLAND
	Aven Tools Limited                        UNITED KINGDOM
	Bandhart                                  UNITED KINGDOM
	Bandhart Overseas                         UNITED KINGDO



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	Black & Decker Finance                    UNITED KINGDOM
	Black & Decker International              UNITED KINGDOM
	Black & Decker Limited                    UNITED KINGDOM
	Black & Decker Europe                     UNITED KINGDOM
	Emhart (Colchester) Limited               UNITED KINGDOM
	Emhart International Limited              UNITED KINGDOM
	Emhart (U.K.) Limited                     UNITED KINGDOM
	Tucker Fasteners Limited                  UNITED KINGDOM
	United Marketing (Leicester) Limited      UNITED KINGDOM
	Black & Decker de Venezuela, C.A.         VENEZUELA
	Black & Decker Holdings de Venezuela      VENEZUELA
	Emhart Foreign Sales Corporation          VIRGIN ISLANDS (US)



  *  14.3% of the voting stock is owned by The Black & Decker
     Corporation through its wholly owned subsidiaries.